UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2020

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 7, 2020, Town Sports International Holdings, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of Nasdaq indicating that as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Report”), the Company no longer complies with the continued listing requirements as set forth in Nasdaq Listing Rule 5250(c)(1).

The notification letter advises that under Nasdaq rules, the Company has 60 calendar days, or until September 8, 2020, to submit a plan to regain compliance with Nasdaq’s continued listing requirements. If Nasdaq accepts the plan, Nasdaq can grant an exception of up to 180 calendar days from the filing due date, until December 28, 2020, to regain compliance. If Nasdaq does not accept the plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company’s management is working diligently to complete the Report and intends to file it as soon as practicable.

Item 7.01	Regulation FD Disclosure.

On July 13, 2020, the Company issued a press release regarding the matters described in Item 3.01 above. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release issued by Town Sports International Holdings, Inc. on July 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: July 13, 2020	By:	/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer